UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000
Reston, VA 20190
(Address of principal executive offices, including zip code)

(571) 730-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2016, Lightbridge Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Aspire Capital Fund, LLC (“Aspire Capital”), pursuant to which the Company has agreed to sell up to $5.0 million of shares of the Company’s common stock to Aspire Capital, without an underwriter or placement agent.

Pursuant to the Securities Purchase Agreement, the Company sold 3,333,333 shares of common stock (1,476,333 in the form of pre-funded warrants) to Aspire Capital on June 28, 2016 for $1.0 million (the “First Purchase”). The Securities Purchase Agreement provides for the sale of up to an additional $4.0 million of the Company’s common stock to Aspire Capital upon the achievement of certain milestones, as follows:

•

on or before October 31, 2016, $1.0 million of the Company’s common stock upon the Company’s announcement of its entry into a strategic arrangement regarding Lightbridge- designed nuclear fuel with one or more major nuclear utilities; and

•

on or before March 31, 2017, $3.0 million of the Company’s common stock upon the Company’s announcement of its entry into a binding joint venture agreement to fully develop and to commercialize Lightbridge-designed metallic nuclear fuel with a major global nuclear fuel fabrication company.

Each of the subsequent closings is subject to customary conditions, including the satisfaction of Aspire Capital with achievement of the milestones. The purchase price per share for the subsequent closings will be based upon the market price of the common stock at the time of such closings, or, if lower, $0.50 per share for the closing on or before October 31, 2016 and $1.00 per share for the closing on or before March 31, 2017. Aspire Capital may elect to receive pre-funded warrants in lieu of common stock for all or a portion of the subsequent closings. The Company intends to use the net proceeds from the offerings for general corporate purposes, including research and development.

The pre-funded warrants will have an exercise price of $0.01 per share, which is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Company’s common stock and also upon any distributions of assets to the Company’s stockholders. Each pre-funded warrant will be exercisable upon issuance and will expire five years after issuance. The pre-funded warrants contain provisions that prohibit exercise if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to such exercise. The holder of the pre-funded warrants may increase or decrease this percentage by providing at least 61 days’ prior notice to the Company. In the event of certain corporate transactions, the holder of the pre-funded warrants will be entitled to receive, upon exercise of the pre-funded warrants, the kind and amount of securities, cash or other property that the holders would have received had they exercised the pre-funded warrants immediately prior to such transaction. The pre-funded warrants do not contain voting rights or any of the other rights or privileges as a holder of the Company’s common stock.

The securities issued in the First Purchase were registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-204889) (the “Registration Statement”) and the related base prospectus included in the Registration Statement, as supplemented by the prospectus supplement dated June 28, 2016. The legal opinion and consent of Gary Henrie addressing the validity of the securities (including shares of the Company’s common stock underlying the pre-funded warrants) is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated into the Registration Statement.

The foregoing description of the terms and conditions of the Securities Purchase Agreement and pre-funded warrants are not complete and are qualified in their entirety by the full text of the Securities Purchase Agreement and form of pre-funded warrant, which are filed herewith as Exhibits 10.1 and 4.1, respectively, and incorporated into this Item 1.01 by reference.

The Securities Purchase Agreement contains customary representations and warranties, covenants, conditions to closing and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreement and in the context of the specific relationship between the parties. The provisions of the Securities Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement or parties expressly permitted to rely on such provisions and are not intended for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, including statements related to the subsequent closings under the Securities Purchase Agreement and the use of proceeds therefrom. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s SEC filings. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 7.01 Regulation FD Disclosure.

On June 29, 2016, the Company issued a press release announcing that it has entered into the Securities Purchase Agreement. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Gary R. Henrie, Esq.

10.1	Securities Purchase Agreement, dated June 28, 2016, between the Company and Aspire Capital Fund, LLC.

23.1	Consent of Gary R. Henrie, Esq. (included in Exhibit 5.1).

99.1	Press Release of Lightbridge Corporation, dated June 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2016

LIGHTBRIDGE CORPORATION

By:	/s/ Seth Grae
Name:	Seth Grae
Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Gary R. Henrie, Esq.

10.1	Securities Purchase Agreement, dated June 28, 2016, between the Company and Aspire Capital Fund, LLC.

23.1	Consent of Gary R. Henrie, Esq. (included in Exhibit 5.1).

99.1	Press Release of Lightbridge Corporation, dated June 29, 2016.